UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2006

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 North Causeway, Suite 1770 Metairie, Louisiana	70002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (504) 838-8222

(Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

          On September 18, 2006, Newpark Resources, Inc. entered into an Employment Agreement with James E. Braun under which Mr. Braun will serve as our Vice President and Chief Financial Officer.  The term of the Employment Agreement is from October 11, 2006 through October 11, 2009, with automatic renewal for successive one-year periods thereafter ending on each October 11, unless Mr. Braun’s employment is terminated by either party giving 60 days written notice.

          On September 18, 2006, we entered into an Employment Agreement with Mark J. Airola under which Mr. Airola will serve as our General Counsel and Chief Administrative Officer.  The term of the Employment Agreement is from October 2, 2006 through October 2, 2009, with automatic renewal for successive one-year periods thereafter ending on each October 2, unless Mr. Airola’s employment is terminated by either party giving 60 days written notice.

          Under the Employment Agreement, each of Mr. Braun and Mr. Airola will be entitled to receive compensation and benefits as follows:

•	Annual base salary of $275,000 for Mr. Braun and $265,000 for Mr. Airola;

•	A signing bonus of $100,000;

•

An opportunity under our executive incentive compensation plan to earn a cash bonus of between 50% and 100% of the executive’s annual base salary based on performance measures and goals to be set by our Compensation Committee;

•	Eligibility to receive annual stock options and performance-based awards under our 2003 Long-Term Incentive Plan, as determined at the discretion of our Compensation Committee;

•

As an inducement to accept employment with us, an award of 100,000 time-restricted shares to be granted on the first day of the executive’s employment with us, which will vest ratably over three years;

•	Reimbursement of all reasonable and necessary business, entertainment and travel expenses incurred or expended by the executive in the performance of his duties;

•	Four weeks of paid vacation; and

•	Participation in our life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to our executive personnel.

          In addition, Mr. Airola will be eligible to receive up to a maximum of (a) $30,000 as reimbursement of 50% of the cost of an initiation fee for a country club membership and (b) $50,000 as reimbursement of relocation expenses if he relocates within two years of his start date to be closer to his office location.  Any reimbursements for relocation expenses will be subject to the appropriate withholdings.

          Other than in respect of their respective Employment Agreement with us, Mr. Braun and Mr. Airola do not have any material relationship with us or our affiliates.

          This summary of the terms of the respective Employment Agreement with Mr. Braun and Mr. Airola is qualified in its entirety by the text of the Employment Agreement, a copy of which is attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and is incorporated herein by reference.  A copy of the press release announcing the appointment of Mr. Braun and Mr. Airola as our Chief Financial Officer and Chief Administrative Officer/General Counsel, respectively, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On September 18, 2006, Newpark Resources, Inc. entered into an Employment Agreement with James E. Braun, age 47, to serve as Vice President and Chief Financial Officer of our company effective October 11, 2006.  Before joining us, Mr. Braun served in several management positions at Baker Hughes Incorporated.  Most recently, since 2002 he was Vice President, Finance of Baker Oil Tools, one of the largest divisions of Baker Hughes, where his responsibilities included financial management of a global oilfield service business and serving as a member of the Leadership Team responsible for the strategic direction of the company.  From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes, also serving on the Leadership Team.  Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche for 12 years, where his focus was on the oilfield service industry.  Mr. Braun is a Certified Public Accountant and received a BS in Accounting from the University of Illinois.

          On September 18, 2006, we also entered into an Employment Agreement with Mark J. Airola, age 47, to serve in the newly-created positions of Chief Administrative Officer and General Counsel effective October 2, 2006.  Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies.  Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, serving as an executive officer since 2003.  From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc. with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation.  He received his JD from the University of Houston Law Center and a combined bachelor’s degree in accounting and finance from Baylor University.

          There are no family relationships between Mr. Braun and Mr. Airola and any director or executive officer of ours.  The material terms of the Employment Agreement between us and each of Mr. Braun and Mr. Airola are set forth in Item 1.01 above and incorporated herein by reference.

          Effective October 11, 2006, the start date of Mr. Braun ‘s employment with us, Eric M. Wingerter will relinquish his position as Acting Chief Financial Officer.  Mr. Wingerter will continue to be employed by us in the role of Vice President of Finance and Corporate Controller.

          A copy of the press release announcing the appointment of Mr. Braun and Mr. Airola as our Chief Financial Officer and Chief Administrative Officer/General Counsel, respectively, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  A copy of the Employment Agreement for each of Mr. Braun and Mr. Airola is attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Employment Agreement, dated as of September 18, 2006, by and between Newpark Resources, Inc. and James E. Braun.

	10.2	Employment Agreement, dated as of September 18, 2006, by and between Newpark Resources, Inc. and Mark J. Airola.

	99.1	Press release issued by Newpark Resources, Inc. on September 20, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: September 20, 2006	By:	/s/ Eric M. Wingerter

Eric M. Wingerter,
Vice President of Finance,
Corporate Controller and
Acting Chief Financial Officer